UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2010

PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52059                                                      20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

On May 4, 2010, PGT, Inc., through its wholly-owned subsidiary PGT Industries, Inc. (the “Company”) entered into a Sales Contract (the “Agreement”) with E. I. du Pont de Nemours and Company, through its Packaging and Industrial Polymers business (“DuPont”) for the supply by DuPont and the purchase by the Company of 100% of the Company’s requirements of Butacite® polyvinyl butyral structural interlayer produced by DuPont and sold pursuant to the Agreement. A copy of the Agreement is included herein as Exhibit 10.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By: /s/   Mario Ferrucci III
       Name:  Mario Ferrucci III
       Title:  Vice President, General Counsel, and
         Secretary

    Dated:  May 6, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sales Contract, executed on May 4, 2010, by and between E. I. du Pont de Nemours and Company, through its Packaging and Industrial Polymers business, and PGT Industries, Inc.

This Sales Contract ("Contract") is hereby effective as of the 1st day of April 2010, by and between

E. I. du Pont de Nemours and Company,
through its Packaging & Industrial Polymers business,
Barley Mill Plaza Building 26
4417 Lancaster Pike Wilmington, Delaware 1988)
 (hereinafter known as "DuPont" or "Seller")
and
PGT Industries, Inc.
1070 Technology Drive
Nokomis, FL 34275
(hereinafter known as "Buyer")

DuPont and Buyer are hereinafter collectively referred to as the "Parties" and individually as a "Party." Intending to be legally bound, Buyer agrees to purchase from DuPont and DuPont agrees to sell to Buyer pursuant to the following conditions:

1. PRODUCTS/QUANTITY. DuPont shall sell and Buyer shall purchase Butacite® polyvinyl butyral interlayer, ("Product(s)"). Buyer agrees throughout the terms of this Contract that it will purchase from DuPont one hundred percent (100%) of its PVB requirements from DuPont.

2. TERM OF CONTRACT. This Contract shall be effective from April 1, 2010 to December 31, 2011.

3. PRICE. Buyer shall pay DuPont the prices listed in Attachment B for the Products it purchases from DuPont.

4. TERMS OF PAYMENT. Buyer shall pay DuPont for Products within thirty (30) days of the date of DuPont's invoice. A 1% discount will be applied if paid within ten (10) days of the date of DuPont's invoice.

5. DELIVERY TERMS
(a) Delivery will be made within the 48 contiguous United States and Canada. Transportation will be by method, route and carrier selected by DuPont; Buyer to bear the excess cost of any alternate method, route, or carrier selected by Buyer.

(b) The delivery terms stated herein may be changed by DuPont at any time by giving Buyer at least sixty (60) days' notice in writing prior to the effective date of such change. Such changes shall be applicable to all material shipped hereunder on and after the date they become effective, unless subsequently again revised by Seller as provided herein.

6. USER PROTECTION. Buyer acknowledges that it has received and is familiar with DuPont's labeling and literature concerning the Products and will communicate such information to its employees who handle, use, or process such Products.

7. ENTIRE AGREEMENT. This Contract along with DuPont's terms and conditions for sale of products constitute the entire contract between the Parties regarding the subject matter described herein. The terms and conditions for sale are attached hereto and marked as Attachment A. There are no other agreements, warranties, terms or conditions, expressed or implied, between the Parties.

8. ASSIGNMENT/AMENDMENT/WAIVER. This Contract is neither assignable nor transferable, in whole or in part, except by in writing signed by both Parties. This Contract may not be amended except by in writing signed by both Parties. No waiver of any provision of this Contract by either Party shall be enforceable against that Party unless it is in writing and signed by both Parties.

9. NOTICES. All notices required hereunder shall be sent by United States Postal or a recognized carrier to the Party to be notified at the addresses specified above.

10. HARDSHIP. The Parties agree that it is not their intention that the effect or consequences of entering into this Contract should be to cause hardship but, despite the Parties' best intent and as a result of changes in economic or market conditions, such hardship may be caused to either Party in complying with the terms of this Contract at the negotiated prices. If such hardship arises, either Party may give notice in writing that it wishes to review the provisions of this Contract in light of such changed economic or market conditions. The Parties agree that within thirty (30) days of the giving of such notice by either Party, the Parties shall negotiate in good faith modifications to this Contract to relieve such hardship in a manner equitable to both Parties. If, within forty-five (45) days after giving of such notice, the Parties are unable to agree upon modification to this Contract, either Party may refer the dispute to an upper management representative from both Parties. If thirty (30) days after the referral date, the Parties are still unable to resolve the dispute, the dispute shall be referred to arbitration and settled by binding arbitration in accordance with the rules of the American Arbitration Association.

11. TERMS AND CONDITIONS OF SALE. All sales and purchases under this Contract are subject to DuPont's Terms and Conditions of Sale (attached hereto as Attachment A) except to the extent inconsistent with the terms of this Contract.

12. GOVERNING LAW. This Contract shall be governed by the laws of the State of Delaware.

13. CONFIDENTIALITY. Any knowledge or information disclosed between Buyer and DuPont which relates in any way to the Products and services of this Contract, the prices contained within the Contract, or the fact of this Contract, unless otherwise agreed to in writing, or required by a governmental agency, shall be deemed proprietary and confidential and shall not be disclosed by either Party to any third party. Both Parties shall keep confidential any technical, process, or economic information derived from the other in connection with this Contract and shall not divulge such information, directly or indirectly, for the benefit of any Party unless previously agreed to in writing by the other Party.

14.          PURCHASE OF TRIM MATERIALS. The parties agree to cooperate and work together in facilitating the trim buy-back program.

BUYER'S ACCEPTANCE:                                                                                        E. I. DU PONT DE NEMOURS AND COMPANY

PGT INDUSTRIES, INC.                                                                                 PACKAGING & INDUSTRIAL POLYMERS

By:           s/ Bradford Voss                                           By:         s/ William Harvey
     Title:  Director of Strategic Purchasing                                                                         Title:  President
     Date:  5/4/2010                                                                                              Date:  5/3/2010